Exhibit 25.1

FORM T–1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)            [    ]

BNY MIDWEST TRUST COMPANY
(formerly known as CTC Illinois Trust Company)
(Exact name of trustee as specified in its charter)

Illinois (State of incorporation if not a U.S. national bank)	36-3800435 (I.R.S. employer identification no.)

2 N. LaSalle Street Suite 1020 Chicago, Illinois (Address of principal executive offices)	60602 (Zip code)
JOHNSONDIVERSEY, INC.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	39-1877511 (I.R.S. employer identification no.)

8310 16th Street Sturtevant, Wisconsin (Address of principal executive offices)	53177-0902 (Zip code)

Auto-C, LLC
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	75-3046725 (I.R.S. employer identification no.)

8310 16th Street Sturtevant, Wisconsin (Address of principal executive offices)	53177 (Zip code)

The Butcher Company
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	04-3528500 (I.R.S. employer identification no.)

67 Forest Street Marlborough, Massachusetts (Address of principal executive offices)	01752 (Zip code)

Chemical Methods Associates, Inc.
(Exact name of obligor as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	95-3054630 (I.R.S. employer identification no.)

12700 Knott Avenue Garden Grove, California (Address of principal executive offices)	92841 (Zip code)

Chemical Methods Leasco, Inc.
(Exact name of obligor as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	95-3823144 (I.R.S. employer identification no.)

12700 Knott Avenue Garden Grove, California (Address of principal executive offices)	92841 (Zip code)

DuBois International, Inc.
(Exact name of obligor as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	31-1220726 (I.R.S. employer identification no.)

255 E. 5th Street Cincinnati, Ohio (Address of principal executive offices)	45202 (Zip code)

Integrated Sanitation Management, Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	39-1607363 (I.R.S. employer identification no.)

8310 16th Street Sturtevant, Wisconsin (Address of principal executive offices)	53177 (Zip code)

JD Real Estate Subsidiary, LLC
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	64-1409373 (I.R.S. employer identification no.)

8310 16th Street Sturtevant, Wisconsin (Address of principal executive offices)	53177 (Zip code)

Johnson Diversey Cayman, Inc.
(Exact name of obligor as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation or organization)	N/A (I.R.S. employer identification no.)

8310 16th Street Sturtevant, Wisconsin (Address of principal executive offices)	53177 (Zip code)

Johnson Diversey Puerto Rico, Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	03-0390197 (I.R.S. employer identification no.)

8310 16th Street Sturtevant, Wisconsin (Address of principal executive offices)	53177 (Zip code)

Johnson Diversey Shareholdings, Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	03-0390181 (I.R.S. employer identification no.)

8310 16th Street Sturtevant, Wisconsin (Address of principal executive offices)	53177 (Zip code)

Johnson Diversey Subsidiary #1 LLC
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	03-0390171 (I.R.S. employer identification no.)

8310 16th Street Sturtevant, Wisconsin (Address of principal executive offices)	53177 (Zip code)

Johnson Polymer, Inc.
(Exact name of obligor as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation or organization)	39-1953888 (I.R.S. employer identification no.)

8310 16th Street Sturtevant, Wisconsin (Address of principal executive offices)	53177 (Zip code)

Johnson Wax Diversey Shareholdings, Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	03-0390190 (I.R.S. employer identification no.)

8310 16th Street Sturtevant, Wisconsin (Address of principal executive offices)	53177 (Zip code)

JWP Investments, Inc.
(Exact name of obligor as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	88-0470726 (I.R.S. employer identification no.)

8310 16th Street Sturtevant, Wisconsin (Address of principal executive offices)	53177 (Zip code)

Prism Sanitation Management, LLC
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	65-0923846 (I.R.S. employer identification no.)

1326 Willow Road Sturtevant, Wisconsin (Address of principal executive offices)	53177 (Zip code)

Professional Shareholdings, Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	39-1894355 (I.R.S. employer identification no.)

8310 16th Street Sturtevant, Wisconsin (Address of principal executive offices)	53177 (Zip code)

U S Chemical Corporation
(Exact name of obligor as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation or organization)	39-1927308 (I.R.S. employer identification no.)

18000 Sarah Lane, Ste 310 Brookfield, Wisconsin (Address of principal executive offices)	53045 (Zip code)

Whitmire Micro-Gen Research Laboratories, Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	39-1814359 (I.R.S. employer identification no.)

3568 Tree Court Industrial Blvd. St. Louis, Missouri (Address of principal executive offices)	63122 (Zip code)

9.625% Senior Subordinated Notes due 2012, Series B
(Title of the indenture securities)

1.    General information. Furnish the following information as to the Trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Office of Banks & Trust Companies of the State of Illinois	500 E. Monroe Street Springfield, Illinois 62701-1532

Federal Reserve Bank of Chicago	230 S. LaSalle Street Chicago, Illinois 60603

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.    Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

1.
A copy of Articles of Incorporation of BNY Midwest Trust Company (formerly CTC Illinois Trust Company, formerly Continental Trust Company) as now in effect. (Exhibit 1 to Form T-1 filed with the Registration Statement No. 333-47688.)

2,3.
A copy of the Certificate of Authority of the Trustee as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 2 to Form T-1 filed with the Registration Statement No. 333-47688.)

4.	A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with the Registration Statement No. 333-47688.)

6.	The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with the Registration Statement No. 333-47688.)

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the Trustee, BNY Midwest Trust Company, a corporation organized and existing under the laws of the State of Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 25th day of July, 2002.

BNY MIDWEST TRUST COMPANY

By:	/s/ R. ELLWANGER
Name: R. ELLWANGER Title: ASSISTANT VICE PRESIDENT

OFFICE OF BANKS AND REAL ESTATE
Bureau of Banks and Trust Companies

CONSOLIDATED REPORT OF CONDITION
OF

BNY Midwest Trust Company
209 West Jackson Boulevard
Suite 700
Chicago, Illinois 60606

Including the institution’s domestic and foreign subsidiaries completed as of the close of business on December 31, 2001, submitted in response to the call of the Office of Banks and Real Estate of the State of Illinois.

	ASSETS		Thousands of Dollars

1.	Cash and Due from Depository Institutions		11,694

2.	U.S. Treasury Securities		-0-

3.	Obligations of States and Political Subdivisions		-0-

4.	Other Bonds, Notes and Debentures		-0-

5.	Corporate Stock		-0-

6.	Trust Company Premises, Furniture, Fixtures and Other Assets Representing Trust Company Premises		363

7.	Leases and Lease Financing Receivables		-0-

8.	Accounts Receivable		4,004

9.	Other Assets

	(Itemize amounts greater than 15% of Line 9)

	Intangible Asset - Goodwill	86,813
			86,882

10.	TOTAL ASSETS		102,943

OFFICE OF BANKS AND REAL ESTATE
Bureau of Banks and Trust Companies

CONSOLIDATED REPORT OF CONDITION
OF

BNY Midwest Trust Company
209 West Jackson Boulevard
Suite 700
Chicago, Illinois 60606

	LIABILITIES		Thousands of Dollars
11.	Accounts Payable		-0-

12.	Taxes Payable		-0-

13.	Other Liabilities for Borrowed Money		25,425

14.	Other Liabilities

	(Itemize amounts greater than 15% of Line 14)

	Reserve for Taxes	3,128
	Taxes due to Parent Company	1,923
	Accrued Expenses	1,058
			6,156

15.	TOTAL LIABILITIES		31,581
	EQUITY CAPITAL

16.	Preferred Stock		-0-

17.	Common Stock		2,000

18.	Surplus		62,130

19.	Reserve for Operating Expenses		-0-

20.	Retained Earnings (Loss)		7,232

21.	TOTAL EQUITY CAPITAL		71,362

22.	TOTAL LIABILITIES AND EQUITY CAPITAL		102,943

I,	Robert L. De Paola, Vice President
(Name and Title of Officer Authorized to Sign Report)

of BNY Midwest Trust Company certify that the information contained in this statement is accurate to the best of my knowledge and belief. I understand that submission of false information with the intention to deceive the Commissioner or his Administrative officers is a felony.

ROBERT L. DEPAOLA

(Signature of Officer Authorized to Sign Report)

Sworn to and subscribed before me is 13th day of     February    , 2002.

My Commission expires May 15, 2003.

Joseph A. Giacobino, Notary Public

(Notary Seal)

Person to whom Supervisory Staff should direct questions concerning this report.

Christine Anderson	(212) 503-4204
Name	Telephone Number (Extension)